Agreement for Terminating Entrusted Management Agreement, Proxy Agreement and Purchase Option and Cooperation Agreement

关于终止委托管理合同、表决权委托协议和购买选择权合作合同的协议

Party A: Shenyang Vantone Trading Co. Ltd.

甲方：沈阳万通源商贸有限公司

Party B: Shenyang Vantone Healthcare Products Manufacturing Co., Ltd.

乙方：沈阳万通健康用品制造有限公司

On October 18, 2011, Shenyang Administration for Industry and Commerce have approved that Party A made alteration of equities that transferred 90% stock equity held by Mr. Honggang Yu and 10% stock equity held by Jichun Li to Party B. Party B hold 100% share of Party A. Party A has become wholly-owned subsidiary of Party B. And terminate Entrusted Management Agreement, Proxy Agreement and Purchase Option and Cooperation Agreement that have been signed by both parties on April 1st, 2007.

2011 年 10 月 18 日，甲方经沈阳市工商行政管理局批准进行了股权变更，将于洪刚持有的90%的股份和李继春持有的 10%的股份全部转让给乙方。乙方持有甲方 100%的股份。甲方成为乙方的全资子公司。同时，甲乙双方终止了在 2007 年 4 月 1 日签订委托管理合同、购买选择权合作合同、表决权委托协议。

Party A: Shenyang Vantone Trading Co. Ltd.

甲方：沈阳万通源商贸有限公司

Signing date

签订日期：2011 年 10 月 18 日

Party B: Shenyang Vantone Healthcare Products Manufacturing Co., Ltd.

乙方：沈阳万通健康用品制造有限公司

Signing date

签订日期：2011 年 10 月 18 日